September 2021 Presentation Exhibit 99.1

Investor Presentation – September 20211 Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” "will," “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, our continued ability to source new investments, risks associated with using debt and equity financing to fund our business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common shares, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in our filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Essential Properties Realty Trust, Inc. and the Essential Properties Realty Trust REIT are not affiliated with or sponsored by Griffin Capital Essential Asset Operating Partnership, L.P. or the Griffin Capital Essential Asset REIT, information about which can be obtained at (https://www.gcear.com).

Investment Highlights

New Vintage Net Lease Portfolio with Strong External Growth Potential Creates a Compelling Investment Opportunity

Highlight	Metric	Metric
Newly Assembled Portfolio of Single-Tenant Net Lease Properties with Long Duration Leases and Solid Unit-Level Rent Coverage	**14.0 Years** of Weighted Average Lease Term (WALT)[1]	**3.2x** Unit-Level Rent Coverage[1]
Experienced Senior Management Team with Track Record of Growing and Managing Public Net Lease Companies to Significant Scale	**60+ Years** of Collective Net Lease Experience	**$3.1B** of Undepreciated Total Gross Assets[1]
Small-Scale, Single-Tenant Properties Leased to Service-Oriented and Experienced-Based Businesses	**95%** Service and Experiential Cash ABR[2]	**$2.2mm** Average Investment Per Property[1]
Disciplined and Proven Investment Strategy Targeting Growth via Sale-Leaseback Transactions with Middle-Market Companies	**85%** Internally-Originated Sale-Leasebacks[2,3]	**$175mm** Average Quarterly Investment Activity[4]
Balance Sheet Positioned to Fund External Growth Opportunities While Maintaining Conservative Long-Term Leverage Profile	**4.6x** Net Debt-to-Adjusted Annualized EBITDAre[1]	**33%** Debt-to-Undepreciated Gross Assets[1]

1. As of June 30, 2021.
2. Based on Cash ABR as of June 30, 2021.
3. Exclusive of Initial Portfolio.
4. Average quarterly investment activity represents the trailing eight quarter average as of June 30, 2021.

2

Investor Presentation – September 2021

ESSENTIAL PROPERTIES

Investor Presentation – September 20213 3Q’21 Update • Investment Activity1: Completed ~$169mm of QTD investments at a 7.2% cash yield with another ~$67mm under PSA and ~$210mm under LOI • Investment Statistics2: Closed and probable3 investments are 89% sale-leaseback, 78% master leased and 94% prior relationship-based • Dispositions1: Sold 11 properties QTD for $9.9mm in net proceeds • ATM Activity1: Completed $75mm of QTD1 gross equity issuance • Occupancy1: Our portfolio was 99.9% leased with only one vacant property Well Positioned Balance Sheet • Low Leverage: Net Debt / Annualized Adjusted EBITDAre was 4.6x as of 2Q’21 • 100% Unsecured: Balance sheet has no secured debt, and asset base is 100% unencumbered • Strong Liquidity: Liquidity was $530mm as of 2Q’21, which includes $400mm of capacity on our unsecured credit facility and $130mn of available cash • Well-Laddered Low-Cost Debt: Our weighted average debt maturity is 6.7 years, and our weighted average interest rate is 3.11% as of 2Q’21 Other • 2021 Guidance Range: 2021 AFFO/sh guidance raised to $1.30-$1.32 from $1.24-$1.28 • 3Q’21 Dividend: Declared 3Q’21 quarterly dividend of $0.25/sh Executive Summary We Continue to Execute Our External Growth Strategy with a Well Positioned Balance Sheet 1. As of September 13, 2021. 2. Ratios are based on percentage of Cash ABR. 3. Probable references investments that are under PSA (including investments subject to sign and close agreements) and under LOI.

Investor Presentation – September 20214 Service-Oriented & Experience-Based Industries Sale-Leaseback Transactions with Middle-Market Tenants Small-Scale Net Leased Properties ✓ E-commerce resistant ✓ Profit centers essential to tenant’s operations ✓ Customers must visit to receive service/experience ✓ Longer lease term ✓ Unit-level financial reporting ✓ Include contractual rent increases ✓ Increases diversification ✓ Deeper pool of potential buyers ✓ Greater alternative uses Small-scale net leased properties are easier to divest and re-let in comparison to larger properties Service-oriented and experience-based businesses are performing well in the current economic environment and increasing store counts Targeted Investment Strategy Based on Decades of Experience Management’s Investment Discipline Has Been Refined Over Multiple Decades of Managing Assets Through Various Credit Cycles Access to growth capital for middle- market businesses is limited and results in attractive risk- adjusted returns

Investor Presentation – September 20215 Seek to be the Capital Provider of Choice Maintain Direct Relationships with Our Tenants and Actively Seek to Leverage Our Relationships to Identify New Investment Opportunities Relationship-Based Sourcing 1. Percentage of portfolio cash ABR as of June 30, 2021 that was acquired from parties who previously engaged in one or more transaction with a senior management team member. Exclusive of Initial Portfolio. 2. Percentage of portfolio cash ABR as of June 30, 2021 that was attributable to internally originated sale-leaseback transactions. Exclusive of Initial Portfolio. Repeat Business Through Existing Senior Management Relationships1 85.6% Internally Originated Sale- Leaseback Transactions2 84.7% Tenant Relationships 41.6% Underwriting Methodology Industry View • Determine the relevant competitive factors and long-term viability of the industry, avoiding industries subject to long-term functional obsolescence Credit of the Tenant • Perform detailed credit reviews of the financial condition of all proposed tenants to determine their financial strength and flexibility Unit-Level Profitability • Evaluate the profitability of the business operated at our real estate locations through rent coverage ratios and historical financials Real Estate Valuation • Identify whether the underlying real estate is commercially desirable and suitable for use by different tenants

Investor Presentation – September 20216 Quick Service 13.8% Car Washes 13.8% Early Childhood Education 13.6% Medical / Dental 12.5% Auto Service 8.2% C-Stores 7.5% Casual Dining 5.4% Equipment Rental and Sales 3.1% Family Dining 2.8% Pet Care Services 1.7% Other Services 1.4% Health and Fitness 4.7% Entertainment 4.3% Movie Theatres 2.0% Grocery 2.4% Home Furnishings 1.0% Building Materials 1.8% Service 83.8% New Vintage Portfolio is Focused on Targeted Industries Our Portfolio is the Result of a Disciplined Adherence to Investing in Properties Leased to Service-Oriented and Experience-Based Businesses with Unit-Level Reporting Investment Properties (#)1 1,325 Square Footage (mm) 11.6 Tenants (#) 281 Industries (#) 17 States (#) 44 Weighted Average Remaining Lease Term (Years) 14.0 Master Leases (% of Cash ABR) 59.5% Sale-Leaseback (% of Cash ABR)2,3 84.7% Unit-Level Rent Coverage 3.2x Unit-Level Financial Reporting (% of Cash ABR) 98.3% Leased (%) 99.8% Top 10 Tenants (% of Cash ABR) 19.5% Average Investment Per Property ($mm) $2.2 1. Includes 159 properties that secure mortgage loans receivable. 2. Exclusive of Initial Portfolio. 3. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Portfolio Highlights June 30, 2021 Tenant Industry Diversification • E-Commerce Resistant: 95% of cash ABR comes from service-oriented and experience-based tenants • Focus on 17 Industries: Results in greater sector expertise and more efficient underwriting and asset management • Long WALT Limits Near-Term Cash Flow Erosion: <1% and <4% of our ABR expires through 2023 and 2025, respectively • Highly Transparent with No Legacy Issues: 98.3% unit-level reporting; investment program started in June 2016

Portfolio Summary

Our Top 10 Tenants Operate 222 Properties and Represent 19.5% of Cash ABR

Top 10 Tenants

Top 10 Tenants[1]	Properties	% of Cash ABR
Captain D's	74	2.5%
Equipment Share	17	2.4%
Cadence Education	23	2.3%
Mister	13	2.1%
Couche-Tard / Circle K	34	1.8%
Spare Time	5	1.8%
HARPS	19	1.7%
amc	5	1.7%
Mavis Tires & Brakes	19	1.6%
The Malvern School	13	1.6%
Top 10 Tenants	222	19.5%
Total	1,325	100.0%

Diversification by Industry

Tenant Industry	Type of Business	Cash ABR ($'000s)	% of Cash ABR	# of Properties[2]	Building SqFt	Rent Per SqFt[3]
Quick Service	Service	$ 28,975	13.8%	350	958,092	$ 30.11
Car Washes	Service	28,802	13.8%	119	559,428	50.61
Early Childhood Education	Service	28,426	13.6%	122	1,288,886	21.71
Medical / Dental	Service	26,083	12.5%	158	1,089,845	23.97
Automotive Service	Service	17,075	8.2%	125	876,015	20.57
Convenience Stores	Service	15,800	7.5%	144	570,876	27.68
Casual Dining	Service	11,368	5.4%	82	466,641	24.93
Equipment Rental and Sales	Service	6,503	3.1%	27	540,352	12.04
Family Dining	Service	5,768	2.8%	39	227,894	25.31
Pet Care Services	Service	3,622	1.7%	36	262,371	17.35
Other Services	Service	3,055	1.4%	18	199,983	16.06
Service Subtotal		$ 175,477	83.8%	1,220	7,040,383	$ 25.21
Health and Fitness	Experience	9,885	4.7%	25	1,004,189	9.84
Entertainment	Experience	9,097	4.3%	22	735,738	12.36
Movie Theatres	Experience	4,171	2.0%	6	293,206	14.22
Experience Subtotal		$ 23,153	11.0%	53	2,033,133	$ 11.39
Grocery	Retail	4,966	2.4%	23	961,560	5.16
Home Furnishings	Retail	1,998	1.0%	4	217,339	9.19
Retail Subtotal		$ 6,964	3.4%	27	1,178,899	$ 5.91
Building Materials	Industrial	3,748	1.8%	23	1,257,017	2.98
Total		$ 209,342	100.0%	1,323	11,509,433	$ 18.28

1. Represents tenant, guarantor or parent company.
2. Property count includes 159 properties that secure mortgage loans receivable, but excludes two vacant properties as of June 30, 2021.
3. Calculation excludes properties with no annualized base rent and properties under construction.

7

Investor Presentation – September 2021

ESSENTIAL PROPERTIES

Investor Presentation – September 20218 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 3 1 2 0 3 2 2 0 3 3 2 0 3 4 2 0 3 5 2 0 3 6 2 0 3 7 2 0 3 8 T h e re a ft e r % o f C a s h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR 29.1% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% C C C + B - B B + B B - B B B B + B B B - B B B B B B + A - A A + A A - % o f C a s h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR Tenant Financial Reporting Requirements % of Cash ABR by Unit-Level Coverage Tranche1 Unit-Level Coverage by Lease ExpirationUnit-Level Coverage by Tenant Credit2 Note: ‘NR’ means not reported. 1. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases. 2. The chart illustrates the portions of annualized base rent as of June 30, 2021 attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. Reporting Requirements % of Cash ABR Unit-Level Financial Information 98.3% Corporate-Level Financial Reporting 98.3% Both Unit-Level and Corporate-Level Financial Information 97.8% No Financial Information 1.5% Rent Coverage Ratio (x) Rent Coverage Ratio (x) Disciplined Underwriting Leading to Healthy Portfolio Metrics 98.2% of Unit-Level Reporting Provides (Near) Real-Time Tenant Visibility Over 2.00x 59.6% Not Reported 1.9% 1.00x to 1.49x 11.3% 1.50x to 2.00x 12.3% < 1.00x 14.9%

Investor Presentation – September 20219 $173,590 $204,709 $167,490 $42,369 $148,877 $244,078 $197,816 $221,834 $0 $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $280,000 In v e s tm e n t A c ti v it y ( $ 0 0 0 s ) 1. Includes investments in mortgage loans receivable. 2. Cash ABR for the first full month after the investment divided by the gross purchase price for the property plus transaction costs. 3. GAAP rent for the first twelve months after the investment divided by the gross purchase price for the property plus transaction costs. 4. As a percentage of cash ABR for the quarter. 5. Includes investments in mortgage loan receivables collateralized by more than one property. 6. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Investments1 3Q’19 4Q’19 1Q’20 2Q’20 3Q’20 4Q’20 1Q’21 2Q’21 Number of Transactions 28 41 32 11 19 33 22 34 Property Count 139 94 63 13 50 108 74 94 Avg. Investment per Unit (in 000s) $1,174 $2,049 $2,551 $2,870 $2,866 $2,218 $2,650 $2,354 Cash Cap Rates2 7.5% 7.3% 7.1% 7.4% 7.1% 7.1% 7.0% 7.1% GAAP Cap Rates3 8.3% 8.0% 8.0% 8.1% 7.9% 7.7% 7.9% 7.8% Master Lease %4,5 73% 41% 54% 68% 79% 89% 79% 83% Sale-Leaseback %4,6 93% 81% 88% 100% 92% 88% 85% 88% % of Financial Reporting4 100% 99% 100% 100% 100% 100% 100% 100% Rent Coverage Ratio 3.2x 3.1x 2.7x 4.3x 2.8x 3.6x 3.0x 2.7x Lease Term Years 16.6 16.3 16.1 16.7 17.6 16.3 16.1 13.5 Established and Proven Investment Infrastructure Scalable Platform Allows for Consistent Sourcing of Investment Activity at Attractive Yields without Sacrificing Underwriting Standards and Investment Focus Trailing 8-Quarter Average: $175,095

Investor Presentation – September 202110 $19,495 $15,229 $19,571 $3,420 $19,595 $39,042 $25,197 $19,578 $0 $10,000 $20,000 $30,000 $40,000 D is p o s it io n A c ti v it y ( $ 0 0 0 s )1 1. Includes transaction costs. 2. Gains/(losses) based on our initial purchase price. 3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. 4. Property count excludes dispositions in which only a portion of the owned parcel is sold. Dispositions 3Q’19 4Q’19 1Q’20 2Q’20 3Q’20 4Q’20 1Q’21 2Q’21 Realized Gain/(Loss)1,2 17.8% 8.5% 3.2% 29.5% (4.5%) (10.2%) 4.5% (7.3%) Cash Cap Rate on Leased Assets3 6.7% 6.9% 7.1% 6.8% 7.0% 7.4% 7.1% 7.1% Leased Properties Sold4 9 7 10 3 11 21 15 6 Vacant Properties Sold4 1 1 -- -- 3 2 1 1 Rent Coverage Ratio 1.1x 1.7x 0.7x 1.3x 2.2x 2.3x 1.8x 1.8x Active Asset Management Proactive Asset Management Mitigates Risk and Maximizes Risk-Adjusted Returns Dispositions Have Traded at Attractive Cap Rates: Since our inception in 2016 through 2Q’21, we have sold 220 properties for net proceeds of $329 million. Excluding vacant properties, we have sold 175 leased properties at a weighted average cash cap rate of 6.9%, which had a weighted average coverage ratio of 1.8x. Trailing 8-Quarter Average: $20,141

Low Leverage and Ample Liquidity to Drive Robust AFFO/sh Growth

Ample Liquidity and Balance Sheet Capacity to Support External Growth

- 100% Unsecured Balance Sheet: Balance sheet has no secured debt, and asset base is 100% unencumbered
- Flexible Debt Structure: We have no debt maturities until 2024[2]
- Low Leverage: 2Q'21 Net Debt / Annualized Adjusted EBITDAre was 4.6x
- Strong Liquidity: We have $530mm in immediate liquidity as of 2Q'21, which consists of $130mm in cash and full availability of our $400mm unsecured revolving credit facility
- Accordions: We have $270mm of aggregate accordions through the $200mm accordion feature on our $400mm unsecured credit facility and the $70mm accordion feature on our term loan expiring in 2026

Net Debt + Preferred / EBITDAre

(Net Debt plus Preferred-to-Adjusted Annualized EBITDAre[2])



4.5x
4.6x
4.8x
5.0x
5.3x
5.3x
5.5x
5.6x
5.6x
5.8x
BROADSTONE
Getty Realty
SPIRIT
REALTY INCOME
STORE
FCPT
VEREIT

2022E AFFO per Share Growth[3]



12.5%
7.7%
7.7%
6.8%
6.2%
5.5%
5.5%
5.1%
4.7%
2.1%
STORE
BROADSTONE
REALTY INCOME
FCPT
VEREIT
SPIRIT
Getty Realty

Source: Public filings, Factset, and SNL.
Note: Market data as of September 13, 2021. Financial data as of June 30, 2021.

1. Our unsecured credit facility expires in 2023, but has a one-year extension option at the Company's election.
2. Companies may define adjusted annualized EBITDAre differently; accordingly, such data for these companies and EPRT may not be comparable.
3. 2022E AFFO per share growth is calculated using FactSet mean 2022E AFFO per share estimates and FactSet mean 2021E AFFO per share estimates.

11 Investor Presentation – September 2021 ESSENTIAL PROPERTIES

Investor Presentation – September 202112 Flexible Debt Structure No Significant Debt Maturities Until 2024 Debt Maturity Schedule1 Our $400mm Unsecured Revolving Line of Credit had $0mm Outstanding1 3 1. As of June 30, 2021. • Well-Laddered Low-Cost Debt: Our weighted average debt maturity is 6.7 years, and our weighted average interest rate is 3.11% as of 2Q’21 $400 $200 $430 $400 0 100 200 300 400 500 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 M a tu ri n g P ri n c ip a l B a la n c e ( $ m m ) Revolving Credit Facility Availability Five-Year Unsecured Term Loan Seven-Year Unsecured Term Loan Public Unsecured Bonds

Differentiated Net Lease Portfolio

Portfolio Mix and Underlying Fundamentals are Favorable Relative to Peers

Service-Oriented & Experience-Based Industries (% of ABR)


Total Number of Tenant Industries[1]
2 3 17 37 118 58 42 55 28 32
100% 99% 95% 73% 64% 48% 42% 42% 42% 27%
FCPT
Getty Realty
STORE
VEREIT
BROADSTONE
SPIRIT

Less Reliance on Top 10 Tenancy with Smaller Scale Properties (% of ABR)


Average Investment Per Property ($mm)[2]
$3.7 $6.4 $2.2 $3.9 $3.8 $2.8 $3.8 $3.8 $1.4 $2.8
18% 18% 20% 22% 27% 35% 36% 37% 78% 83%
STORE
BROADSTONE
SPIRIT
VEREIT
Getty Realty
FCPT

Strong Unit-Level Coverage[3] & Transparency


% Unit-Level Financial Reporting[4]
83% 14% 98% 99% 47% NR 47% 88% NR NR
4.4x 3.3x 3.2x 3.0x 2.7x 2.7x 2.7x 2.6x NA NA
FCPT
BROADSTONE
STORE
SPIRIT
VEREIT
Getty Realty

Limited Intermediate-Term Lease Maturities (% of Rent Expiring through 2025)


Weighted Average Lease Term (# of Years)
8.9 14.0 14.0 9.7 10.4 9.7 10.1 10.6 8.8 8.5
NA(5) 4% 4% 6% 9% 13% 16% 18% 25% 31%
Getty Realty
STORE
FCPT
BROADSTONE
SPIRIT
VEREIT

Source: Public filings and press releases.

Note: Company data based on most recent reported filings for period ending June 30, 2021. 'NR' means not reported. Companies may define service-oriented and experienced-based tenants differently, may calculate weighted average remaining lease term differently, may calculate unit-level coverage differently (including peers on a mean or median basis with EPRT representing a weighted average) and may calculate the percentage of their tenants reporting differently than EPRT. Accordingly, such data for these companies and EPRT may not be comparable.

1. Designations entitled "other" are counted as one industry, even though the "other" segment could represent multiple industries.
2. Investment value includes land and improvements, building and improvements, lease incentives, construction in progress, intangible lease assets, loans and direct financing lease receivables and real estate investments held for sale, all at cost.
3. EPRT, GTY, O, SRC and STOR coverage based on four-wall.
4. VER property level sales data was collected for 88.4% of retail and restaurant properties required to provide unit level sales reports, representing 46.6% of retail and restaurant properties owned.
5. GTY discontinued reporting lease maturity by year in 2Q21.

13 Investor Presentation – September 2021 ESSENTIAL PROPERTIES

Relative Valuation and Growth

EPRT's Projected AFFO/sh Growth is Sector Leading

2021E AFFO per Share Multiple[1]


24.1x
20.7x
20.6x
19.2x
17.9x
17.5x
15.7x
15.4x
15.3x
14.8x

2021E AFFO per Share Growth[2]


16.7%
12.2%
10.5%
8.3%
8.3%
7.2%
6.7%
5.1%
5.1%
4.5%

2022E AFFO per Share Multiple[3]


21.4x
19.4x
19.1x
18.1x
16.6x
16.6x
15.0x
15.0x
14.6x
14.0x

2022E AFFO per Share Growth[4]


12.5%
7.7%
7.7%
6.8%
6.2%
5.5%
5.5%
5.1%
4.7%
2.1%

Source: Public filings, FactSet and SNL.
Note: Market data as of September 13, 2021.
1. 2021E AFFO per share multiple calculated using current price per share and FactSet mean 2021E AFFO per share estimates.
2. 2021E AFFO per share growth is calculated using FactSet mean 2021E AFFO per share estimates and 2020A AFFO per share. BNL 2020A AFFO calculated using 4Q20 AFFO, annualized, to adjust for timing of IPO. NNN 2020A AFFO of $2.68 excludes the net straight-line accrued rent impact of the rent deferrals (repayments) from the COVID-19 rent deferral lease amendment of $30mm for the year ended December 31, 2020.
3. 2022E AFFO per share multiple calculated using current price per share and FactSet mean 2022E AFFO per share estimates.
4. 2022E AFFO per share growth is calculated using FactSet mean 2022E AFFO per share estimates and FactSet mean 2021E AFFO per share estimates.

14
Investor Presentation – September 2021
ESSENTIAL PROPERTIES

Appendix

Financial Summary – 2Q'21

Consolidated Statements of Operations

(in thousands, except share and per share data)	Three Months Ended June 30, 2021 (unaudited)	Three Months Ended June 30, 2020 (unaudited)	Six Months Ended June 30, 2021 (unaudited)	Six Months Ended June 30, 2020 (unaudited)
Revenues:				
Rental revenue[1,2,3]	$ 53,150	$ 36,465	$ 98,582	$ 76,007
Interest on loans and direct financing lease receivables	3,879	2,037	6,984	3,976
Other revenue, net	37	1	52	8
Total revenues	57,066	38,503	105,618	79,991
Expenses:				
General and administrative[4]	6,470	6,253	12,901	13,789
Property expenses[5]	1,174	572	2,588	945
Depreciation and amortization	17,184	13,464	32,830	26,476
Provision for impairment of real estate	398	1,486	6,120	1,859
Change in provision for loan losses	(166)	48	(128)	516
Total expenses	25,060	21,823	54,311	43,585
Other operating income:				
Gain on dispositions of real estate, net	3,710	1,093	7,498	2,968
Income from operations	35,716	17,773	58,805	39,374
Other (expense)/income:				
Loss on repayment and repurchase of secured borrowings[6]	(4,461)	—	(4,461)	(924)
Interest expense	(7,811)	(7,403)	(15,489)	(14,236)
Interest income	17	144	37	375
Income before income tax expense	23,461	10,514	38,892	24,589
Income tax expense	61	70	117	101
Net income	23,400	10,444	38,775	24,488
Net income attributable to non-controlling interests	(116)	(63)	(196)	(147)
Net income attributable to stockholders and members	$ 23,284	$ 10,381	$ 38,579	$ 24,341
Basic weighted-average shares outstanding	116,318,386	91,604,397	111,678,562	90,963,400
Basic net income per share	$ 0.20	$ 0.11	$ 0.34	$ 0.27
Diluted weighted-average shares outstanding	117,513,344	92,483,898	112,770,501	91,908,098
Diluted net income per share	$ 0.20	$ 0.11	$ 0.34	$ 0.26

1. Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $62,$56,$231 and $257 for the three and six months ended June 30, 2021 and 2020, respectively.
2. Includes reimbursable income from the Company's tenants of $399, $347, $852 and $511 for the three and six months ended June 30, 2021 and 2020, respectively.
3. During the three and six months ended June 30, 2021, includes the recognition of $2,061 and $1,044 of cash and straight-line rent receivables, respectively, for previously unaccrued amounts from tenants that were moved from non-accrual to accrual accounting.
4. During the three and six months ended June 30, 2020, includes non-recurring expenses of $441 and $1,093, respectively, for costs and charges incurred in connection with the termination of one of our executive officers and $119 of non-recurring recruiting costs.
5. Includes reimbursable expenses from the Company's tenants of $398, $346, $850, and $511 for the three and six months ended June 30, 2021 and 2020, respectively.
6. Includes a make-whole payment of $2,543 and the write-off of $1,873 of deferred financing costs during the three and six months ended June 30, 2021 and the write-off of $924 of deferred financing costs during the six months ended June 30, 2020.

16 Investor Presentation – September 2021 ESSENTIAL PROPERTIES

Investor Presentation – September 202117 Financial Summary – 2Q’21 Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) Three months ended June 30, Six months ended June 30, (unaudited, in thousands except per share amounts) 2021 2020 2021 2020 Net income $ 23,400 $ 10,444 $ 38,775 $ 24,488 Depreciation and amortization of real estate 17,158 13,439 32,779 26,427 Provision for impairment of real estate 398 1,486 6,120 1,859 Gain on dispositions of real estate, net (3,710) (1,093) (7,498) (2,968) Funds from Operations 37,246 24,276 70,176 49,806 Other non-recurring expenses1,2 4,461 560 4,461 2,136 Core Funds from Operations 41,707 24,837 74,637 51,942 Adjustments: Straight-line rental revenue, net (5,220) (2,170) (8,864) (5,361) Non-cash interest expense 417 237 896 771 Non-cash compensation expense 1,856 1,399 3,451 2,690 Other amortization expense 1,315 919 2,420 1,353 Other non-cash charges (168) 48 (132) 516 Capitalized interest expense (15) (65) (35) (160) Transaction costs — 42 — 109 Adjusted Funds from Operations $ 39,892 $ 25,247 $ 72,373 $ 51,861 Net income per share3: Basic $ 0.20 $ 0.11 $ 0.34 $ 0.27 Diluted $ 0.20 $ 0.11 $ 0.34 $ 0.26 FFO per share3: Basic $ 0.32 $ 0.26 $ 0.60 $ 0.54 Diluted $ 0.32 $ 0.26 $ 0.60 $ 0.54 Core FFO per share3: Basic $ 0.35 $ 0.27 $ 0.64 $ 0.57 Diluted $ 0.35 $ 0.27 $ 0.64 $ 0.56 AFFO per share3: Basic $ 0.34 $ 0.27 $ 0.62 $ 0.57 Diluted $ 0.34 $ 0.27 $ 0.62 $ 0.56 1. During the three and six months ended June 30, 2021, includes a make-whole payment of $2,543 and the write-off of $1,873 of deferred financing costs. 2. Includes non-recurring expenses of $441 and $1,093 for accruals of severance payments and acceleration of non-cash compensation expense in connection with the termination of an executive officer during the three and six months ended June 30, 2020, respectively, $119 of non-recurring recruiting costs during the three and six months ended June 30, 2020 and our $924 loss on repayment of secured borrowings during the six months ended June 30, 2020. 3. Calculations exclude $68, $77, $187 and $207 from the numerator for the three and six months ended June 30, 2021 and 2020, respectively, related to dividends paid on unvested restricted share awards and restricted share units.

Investor Presentation – September 202118 Financial Summary – 2Q’21 Consolidated Balance Sheets (in thousands, except share and per share amounts) June 30, 2021 December 31, 2020 ASSETS (unaudited) (audited) Investments: Real estate investments, at cost: Land and improvements $ 835,542 $ 741,254 Building and improvements 1,723,811 1,519,665 Lease incentive 13,152 14,297 Construction in progress 4,329 3,908 Intangible lease assets 85,276 80,271 Total real estate investments, at cost 2,662,110 2,359,395 Less: accumulated depreciation and amortization (165,731) (136,097) Total real estate investments, net 2,496,379 2,223,298 Loans and direct financing lease receivables, net 237,648 152,220 Real estate investments held for sale, net 6,349 17,058 Net investments 2,740,376 2,392,576 Cash and cash equivalents 126,465 26,602 Restricted cash 3,212 6,388 Straight-line rent receivable, net 47,739 37,830 Rent receivables, prepaid expenses and other assets, net 30,882 25,406 Total assets $ 2,948,674 $ 2,488,802 LIABILITIES AND EQUITY Secured borrowings, net of deferred financing costs $ — $ 171,007 Unsecured term loans, net of deferred financing costs 626,628 626,272 Senior unsecured notes, net 394,955 — Revolving credit facility — 18,000 Intangible lease liabilities, net 10,465 10,168 Dividend payable 29,698 25,703 Derivative liabilities 23,169 38,912 Accrued liabilities and other payables 21,189 16,792 Total liabilities 1,106,104 906,854 Commitments and contingencies — — Stockholders' equity: Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of 6/30/21 and 12/31/20 — — Common stock, $0.01 par value; 500,000,000 authorized; 117,982,993 and 106,361,524 issued and outstanding as of 6/30/21 and 12/31/20, respectively 1,181 1,064 Additional paid-in capital 1,955,450 1,688,540 Distributions in excess of cumulative earnings (94,911) (77,665) Accumulated other comprehensive loss (26,327) (37,181) Total stockholders' equity 1,835,393 1,574,758 Non-controlling interests 7,177 7,190 Total equity 1,842,570 1,581,948 Total liabilities and equity $ 2,948,674 $ 2,488,802

Investor Presentation – September 202119 Financial Summary – 2Q’21 GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics Three Months Ended (unaudited, in thousands) June 30, 2021 Net income $ 23,400 Depreciation and amortization 17,184 Interest expense 7,811 Interest income (17) Income tax expense 61 EBITDA 48,439 Provision for impairment of real estate 398 Gain on dispositions of real estate, net (3,710) EBITDAre 45,127 Adjustment for current quarter re-leasing, acquisition and disposition activity1 2,945 Adjustment to exclude other non-recurring activity2 1,191 Adjusted EBITDAre - Current Estimated Run Rate 49,263 General and administrative 6,470 Adjusted net operating income ("NOI") 55,733 Straight-line rental revenue, net1 (4,090) Other amortization expense3 244 Adjusted Cash NOI $ 51,887 Annualized EBITDAre $ 180,508 Annualized Adjusted EBITDAre $ 197,052 Annualized Adjusted NOI $ 222,932 Annualized Adjusted Cash NOI $ 207,548 1. These adjustments are made to reflect EBITDAre, NOI and Cash NOI as if all re-leasing activity, investments in and dispositions of real estate made during the three months ended June 30, 2021 had occurred on April 1, 2021. 2. Adjustment includes $4,461 of non-core expenses added back to compute Core FFO, offset by $3,105 of cash and straight-line rent receivables from tenants moved from non-accrual to accrual accounting that was previously unaccrued and the $166 adjustment to our provision for loan loss. 3. Adjustment excludes $1,071 of non-recurring amortization expense recorded upon lease termination.

Investor Presentation – September 202120 Financial Summary – 2Q’21 Market Capitalization, Debt Summary and Leverage Metrics (dollars in thousands, except share and per share amounts) June 30, 2021 Rate Maturity Total secured debt $ — —% N/A Unsecured debt: $200mm term loan $ 200,000 3.26% 2.8 years $430mm term loan 430,000 3.02% 5.4 years Senior Unsecured Notes 400,000 3.12% 10.0 years Revolving credit facility1 — —% 1.8 years Total unsecured debt $ 1,030,000 3.11% 6.7 years Gross debt $ 1,030,000 3.11% 6.7 years Less: cash & cash equivalents (126,465) Less: restricted cash available for future investment (3,212) Net debt $ 900,323 Equity: Preferred stock $ — Common stock & OP units (118,536,840 shares @ $27.04/share as of 6/30/21)2 3,205,236 Total equity $ 3,205,236 Total enterprise value ("TEV") $ 4,105,559 Net Debt / TEV 21.9% Net Debt / Annualized Adjusted EBITDAre 4.6x 1. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $400 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $200 million. 2. Common equity & units as of June 30, 2021, based on 117,982,993 common shares outstanding (including unvested restricted share awards) and 553,847 OP units held by non-controlling interests.

Investor Presentation – September 202121 Glossary Supplemental Reporting Measures FFO, Core FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”), core funds from operations (“Core FFO”) and adjusted funds from operations (“AFFO”), each of which is a non-GAAP financial measures. We believe these non-GAAP financial measures are industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, and may be useful to investors and analysts, to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains and losses on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Core FFO provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Core FFO include items like certain transaction related gains, losses, income or expense or other non-core amounts as they occur. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our operating performance, including straight- line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization and non-cash charges, capitalized interest expense and transaction costs. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider to assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO, Core FFO and AFFO do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of FFO, Core FFO and AFFO may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Investor Presentation – September 202122 Glossary Supplemental Reporting Measures We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash available for future investment. We believe excluding cash and cash equivalents and restricted cash available for future investment, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight- line rental revenue and other amortization and non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Investor Presentation – September 202123 Glossary Supplemental Reporting Measures Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We further adjust EBITDAre, NOI and Cash NOI i) based on an estimate calculated as if all re-leasing, investment and disposition activity that took place during the quarter had been made on the first day of the quarter, ii) to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and iii) to eliminate the impact of lease termination fees and contingent rental revenue from our tenants which is subject to sales thresholds specified in the lease. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all investments as of the end of the current quarter. You should not unduly rely on these measures, as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates. Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. Initial Portfolio Initial Portfolio means our acquisition of a portfolio of 262 net leased properties on June 16, 2016, consisting primarily of restaurants, that were being sold as part of the liquidation of General Electric Capital Corporation for an aggregate purchase price of $279.8 million (including transaction costs). GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after investment divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after investment or disposition divided by the purchase or sale price, as applicable, for the property. Disclaimer Essential Properties Realty Trust, Inc. and the Essential Properties Realty Trust REIT are not affiliated with or sponsored by Griffin Capital Essential Asset Operating Partnership, L.P. or the Griffin Capital Essential Asset REIT, information about which can be obtained at (https://www.gcear.com).